UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2023

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 20, 2023, Safe and Green Development Corporation (the “Company”) entered into a consulting agreement (the “Consulting Agreement”) with William Rogers, the former Chief Operating Officer of Safe & Green Holdings Corp. (the current owner of approximately 70% of the Company’s issued and outstanding securities). The term of the Consulting Agreement will commence on January 1, 2024, will continue for a period of one year and will then convert to a rollover annual contract or on a month-to-month basis, as mutually agreed to be the parties. Pursuant to the Consulting Agreement, Mr. Rogers will provide advisory and consulting services for the construction of the Company’s operational facility projects. During the term of the Consulting Agreement, the Company will pay Mr. Rogers a monthly consulting fee of $15,000. In addition, the parties agreed that Mr. Rogers shall invoice the Company for time spent over 60 hours per month providing such consulting services, at a rate of $250 per hour. In addition, during the term of the Consulting Agreement, the Company will (i) pay to Mr. Rogers the per month costs to cover his COBRA expenses, and (ii) reimburse Mr. Rogers for his reasonable and necessary out-of-pocket expenses incurred in performing the consulting services. The Consulting Agreement also provides that Mr. Rogers will be entitled to receive and that the Company will issue, subject to board approval, grants of restricted stock unit awards.

The foregoing description of the Consulting Agreement and the transactions contemplated by the Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement between the Company and William Rogers entered into as of October 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: October 25, 2023
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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